Exhibit 10.39

AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into as of the 16th day of January, 2018, by and between Live Ventures Incorporated (formerly known as LiveDeal, Inc.), a Nevada corporation (the “Company”), and Jon Isaac (“Executive”).

WHEREAS, the Company and Executive have entered into an employment agreement, effective as of January 1, 2013 (the “Employment Agreement”); and

WHEREAS, the Company and Executive desire to amend the Employment Agreement in the manner reflected herein.

In consideration of the mutual promises, covenants and agreements herein contained, intending to be legally bound, the parties agree as follows:

1.       Section 2 of the Employment Agreement hereby is amended so that the Term is deemed to continue until December 31, 2020, or upon the date of termination of employment pursuant to Section 6 of the Employment Agreement; provided, however, that the Term may be extended as mutually agreed to by the parties.

2.       Section 4 of the Employment Agreement hereby is amended by deleting such section in its entirety and by substituting in lieu thereof the following:

Business Expenses. During the Term, the Company will reimburse Executive for all reasonable business expenses incurred by him in connection with his employment and the performance of his duties as provided hereunder, upon submission by the Executive of receipts and other documentation in conformance with the Company’s normal procedures for executives of Executive’s position and status, including a reasonable housing expense not to exceed $7,000 per month.

3.       This amendment is deemed to be effective as of January 1, 2016.

4.       Except as specifically amended hereby, the Employment Agreement shall remain in full force and effect.

5.       This Amendment may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

LIVE VENTURES INCORPORATED, a Nevada corporation		EXECUTIVE

By:	/s/ Virland A. Johnson	/s/ Jon Isaac
	Name: Virland A. Johnson	Jon Isaac
Title: Chief Financial Officer

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